Discontinued Operations	12 Months Ended
Dec. 31, 2023
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Discontinued Operations
Note 11: Discontinued Operations
Earnings (loss) from discontinued operations, net of tax, was $49 million and $(53) million for the years ended December 31, 2023 and December 31, 2022, respectively. In both years
, earnings or losses from discontinued operations, net of tax, were primarily comprised of earnings or losses arising on a receivable balance from LSEG relating to a tax indemnity. The earnings or losses were due to changes in foreign exchange and interest rates.